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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT #1 TO
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   December 31, 2006

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

        Nevada                       000-50944                   84-156582
        ------                       ---------                   ---------
(State or other jurisdiction   Commission File Number)          IRS Employer
of incorporation)                                            Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                  ----------------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         On January 31, 2007 the Company filed Form 8-K reporting on its acquisition, on December 31, 2006, of the assets and business of Mobilestream Oil, Inc. At that point in time, Mobilestream Oil, Inc. did not have audited financial statements. Subsequently, in connection with the preparation of the audited financial statements of the Company for the fiscal period ended December 31, 2006, audited financial statements for Mobilestream Oil, Inc. were obtained and are attached.



Exhibit Index
-------------

No.      Description of Exhibit
---      ----------------------

99.1 Audited Financial Statements for Mobilestream Oil, Inc. for the fiscal years ended December 31, 2006 and December 31, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GLOBAL RESOURCE CORPORATION


                                              By: /s/ Frank G. Pringle
Dated: May 21, 2007                               -----------------------------